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                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE


               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________


                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)

NEW YORK                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                         10017
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)


                              VALE OVERSEAS LIMITED
               (Exact name of obligor as specified in its chapter)


CAYMAN ISLANDS                                                    NOT APPLICABLE
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)


                                  WALKER HOUSE,
                          P.O. BOX 908 GT, MARY STREET,
                            GEORGETOWN, GRAND CAYMAN,
                                 CAYMAN ISLANDS
                    (Address of principal executive offices)


                    8.625% Enhanced Guaranteed Notes due 2007
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                          Unconditionally Guaranteed by
                           Companhia Vale do Rio Doce
                       (Title of the indenture securities)



                                     GENERAL

Item 1. General Information.

      Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            New York State Banking Department, State House, Albany, New York 12110.

            Board of Governors of the Federal Reserve System, Washington, D.C., 20551

            Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

            Federal Deposit Insurance Corporation, Washington, D.C., 20429.


      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.


Item 2. Affiliations with the Obligor and Guarantors.

      If the obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.

      None.
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                                      -2-


Item 16. List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

      1. A copy of the Restated Organization Certificate of the Trustee and the Certificate of Amendment dated November 9, 2001. (see Exhibit 1 to form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated herein by reference).

      2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001 in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

      3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

      4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated herein by reference).

      5. Not applicable.

      6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

      7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority. (see Exhibit 7 to form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated herein by reference).

      8. Not applicable.

      9. Not applicable.

                                   SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly
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authorized, all in the City of New York and State of New York, on the 20th day
of March, 2002.


                                    JPMORGAN CHASE BANK

                                 By /s/ Lesley Daley
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